Exhibit 10.1

                                  as of May 153, 2000

Fleet National Bank   Bank of New           Sovereign Bank
1155 Elm Street       Hampshire             50 Rowes Wharf-Suite
Manchester, NH 03101  333 State Street      430
Attn: Daniel D.       Portsmouth, NH 03801  Boston, MA 02110
   Butler,            Attn: David D.         Attn: Steven P.
   Authorized             McGraw,               Kanarian, Senior
   Officer                Vice President        Vice President

Fleet National Bank   Key Corporate
f/k/a BankBoston,     Capital
N.A.                  One Canal
100 Federal Street    Plaza-Sixth Floor
Boston, MA 02110      Portland, ME 04101
Attn: Daniel D.       Attn: Mark
   Butler,               Kleinhaut,
   Authorized            Vice President
   Officer

    Re:    Second Amendment to Forbearance Agreement and Credit
Agreement

Gentlemen:

      Reference is made to that Forbearance Agreement made as of the 24th day of January, 2000, as amended (as amended, the "Agreement") by and between, on one hand, WPI GROUP, INC., WPI ELECTRONICS, INC., WPI MAGNETEC, INC., WPI MICRO PALM, INC., WPI POWER SYSTEMS, INC., WPI OYSTER TERMIFLEX, INC., WPI MICRO PROCESSOR SYSTEMS, INC., WPI DECISIONKEY, INC., WPI UK HOLDING II, INC., WPI OYSTER TERMINALS, INC., WPI INSTRUMENTS, INC., each a New Hampshire corporation, WPI HUSKY TECHNOLOGY, INC. f/k/a WPI Husky Computers, Inc., a Florida corporation (collectively, the "Borrowers"), FLEET NATIONAL BANK f/k/a Fleet Bank-NH, KEY CORPORATE CAPITAL INC., SOVEREIGN BANK, BANK OF NEW HAMPSHIRE, FLEET NATIONAL BANK f/k/a BankBoston, N.A. (each, individually, a Lender, and collectively, the "Lenders"), and FLEET NATIONAL BANK f/k/a Fleet Bank-NH, as Agent for the Lenders (the "Agent"), and the Credit Agreement dated as of August 3, 1998 among the Borrowers, the Agent, and the Lenders. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given such terms in the Forbearance Agreement.

      The Borrowers have requested that Lenders extend the Forbearance Period under the Agreement, and the Lenders have agreed to do so, on the terms and subject to the conditions hereof.

  1. Acknowledgment of Obligations.

     (a) By Borrowers. Each Borrower hereby acknowledges that it is unconditionally liable to the Lenders for the full and immediate payment of each of the obligations set forth at Schedule A hereto
and   incorporated  herein  by  reference,  plus  all  reasonable attorneys' fees and costs of collection incurred or that may be incurred in connection with such obligations by the Agent or the Lenders, and Borrowers are unconditionally liable to Lenders to pay and perform each of the other liabilities and obligations that may now or hereafter arise under the various documents executed or delivered by any Borrower evidencing or relating to
such    obligations   (collectively,   the   "Loan    Documents")
(hereinafter  all  such  obligations  are  referred  to  as   the
"Obligations"),   and  that  no  Borrower   has   any   defenses,
counterclaims or set-offs with respect to the full and  immediate
payment  of  any  or  all Obligations.   To  the  best  of  their
knowledge and without providing any opinion as to any legal issue, each Borrower hereby acknowledges and agrees that all of the Obligations, and each of them, are secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, provided, however, that each Borrower covenants and agrees that, to the extent that the Obligations are not secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, the Borrowers shall at their expense and upon Agent's request, duly execute and deliver, or cause to be duly executed or delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to cause such Obligations to be secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms.

      (b) No Further Commitments by Lender. The Borrowers further acknowledge that the Agent and Lenders have no existing commitments, obligations or agreements to advance credits or loans or make other financial accommodations to the Borrowers except as may be specifically set forth in the Forbearance Agreement, as modified by this Amendment.

  2. Amendments.

       (a) Extension of Forbearance Period. Section 5(a) (Forbearance and Subordinated Indebtedness) of the Forbearance Agreement is hereby amended to replace the date "May 3, 2000" as it appears therein with the date "June 30, 2000" in lieu thereof.

      (b)   Subsidiary Obligors.  Section 10.2 of the Forbearance
Agreement is hereby stricken and deleted and replaced with the following:

          "10.2 Cwmbran Property. On the date of execution of the Second Amendment to Forbearance Agreement and Credit Agreement, the Borrowers shall cause the Net Transfer Payments of any sale, transfer, lien, or conveyance of any real estate owned by any subsidiary of any Borrower to be distributed to the Agent, for application as follows:

          (a)     $739,848.85 (as of May 15, 2000, exclusive
            of $127,629.99 of Incremental interest attributable to increasing the applicable rate to the Default Rate from and after August 22,
            1999) for application to accrued but unpaid interest on the Loans;

          (b) $24,657.73, as payment of the late charges due from the Net Transfer Proceeds of the sale of the real estate in Cwmbran, Wales (described above);

          (c)     $100,000, as payment of the Amendment  Fee
            payable   under  the  Amendment  to  Forbearance
            Agreement and Credit Agreement dated as of March 31, 2000;

          (d)      $100,000,  as  payment  of   the   Second
            Amendment   Fee   payable   under   the   Second
            Amendment  to Forbearance Agreement  and  Credit
            Agreement dated as of May 3, 2000;

          (e) $100,000, as payment of the 2000 Reserve, as further defined in Section 4 below, payable under the Second Amendment to Forbearance Agreement and Credit Agreement dated as of May 3, 2000;

          (f) $17,000, as reimbursement for the fees of counsel to the Agent;

          (g) $56,178, as reimbursement for the fees of counsel to the Borrowers;

          (hg) $48,404.53, as reimbursement for the fees of the consultant to the Agent; and

          (ih)    $994,318.62913,482.89, for application  to
            the principal amount outstanding on the Term Loans, distributed between Term Loan A and Term Loan B on a pro rata basis (52.18% to Term Loan A in reverse order of maturity and 47.82% to Term Loan B in reverse order of maturity).

          The Borrowers shall deliver a certified written statement in form and substance satisfactory to the Agent demonstrating how the amount of the Net
          Transfer Payments was calculated."

  3. Amendment Fee. The Borrowers acknowledge and agree that, as consideration for the Agent's and Lenders' agreements and commitments hereunder, the Borrowers shall pay an amendment fee in the amount of $200,000 (the "Second Amendment Fee") to the Agent on the Forbearance Termination Date, for distribution pro rata to the Lenders in accordance with the amount of their Commitments, which fee shall be fully earned as of the execution of this Amendment by the Agent and each of the Lenders. The first $100,000 of the Second Amendment Fee (the "Unconditional First InstallmentSecond Amendment Fee") shall be payable from the Net Transfer Proceeds of the sale of the real estate in Cwmbran, Wales (as described above) as of the execution of this Amendment by the Agent and each of the Lenders, in addition to the $100,000 Amendment Fee (as defined in the Amendment to Forbearance Agreement and Credit Agreement dated as of March 31, 2000. The second $100,000 portion of the Second Amendment Fee not payable from the Net Transfer Proceeds of the sale of the real estate in Cwmbran, Wales (the "Second Installment"Conditional Second Amendment Fee) shall be payable on the Forbearance Termination Date, for distribution pro rata to the Lenders in accordance with the amount of their Commitments. In the event that the Borrowers are able to reduce the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $15,000,000, by on or before the first to occur of: (a) Forbearance Termination Date; or (b) June 30, 2000, the Lenders shall waive payment of the Conditional Second Amendment FeeSecond Installment.

  4. Line of Credit Reserve. The Borrowers agree that the Reserves under the Credit Agreement shall include, in addition to any other Reserves established thereunder, a reserve of $100,000 (the "2000 Reserve"). The 2000 Reserve will be released only on June 1, 2000, to permit the Borrowers to pay a portion of the interest payment under the Credit Agreement that is due on June 1, 2000. The 2000 Reserve will not be released if the Borrowers have not obtained, prior to June 1, 2000, written commitments in form and substance satisfactory to the Lenders, from third parties to purchase at least $15,000,000 in equity in WPI Group or indebtedness of WPI Group that is to be subordinated to the Obligations owed by the Borrowers to the Agent and the Lenders. The Agent and the Lenders shall have no obligation to make the 2000 Reserve available for loans unless the Borrowers have satisfied all other conditions precedent to obtaining such loans.

  5. Denomination of Payments. The Borrowers may make all payments required hereunder in British Pounds. With respect to the Net Transfer Payments for the sale of the Cwmbran property, the Borrowers shall remit a fixed amount of 1,372,269 British Pounds. The exchange rate to be applied thereto to determine the amount of such payment in United States Dollars for the purposes of this Amendment shall be equal to $1.53 per British Pound, or, alternatively, if so chosen by the Lenders in their sole and absolute discretion, the daily exchange rate between United States Dollars and British Pounds as quoted in the Currency Trading table of The Wall Street Journal for the day on which such payment is received by the Lenders.

   65. Release of Claims. As of the date of the execution of this Amendment, each Borrower hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert against Agent or any Lender and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken or permitted prior to the execution of this Agreement with respect to the Obligations, the Loan Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any
Obligations; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Amendment, and the execution of this Amendment by the Agent and the Lenders, does not constitute an acknowledgment or admission by the Agent or any Lender of liability for any matter, or a precedent upon which liability may be asserted.

  76. Conditions Precedent. The obligation of the Lenders to enter into this Amendment is subject to satisfaction of the condition precedent that the Borrowers shall execute and deliver, or cause to be executed and delivered to Lender, the following on or before the date hereof:

            i. This Amendment, executed by all Borrowers, together with all schedules and exhibits hereto;

          ii. Receipt of the portion of the Net Transfer Payments received from the sale of the real estate in Cwmbran, Wales, as required by Section 10.2 of the Forbearance Agreement (as amended hereby), together with a certified written statement in form and substance satisfactory to the Agent demonstrating how the amount of the Net Transfer Payments was calculated;

          iii. evidence that the execution, delivery and performance of this Amendment and the Forbearance Agreement by the Borrowers have been duly authorized by all necessary corporate action, including incumbency certificates of each Borrower, with authorizing resolutions and certified copies of articles of organization and by-laws, all in a form satisfactory to the Agent and all Lenders and their counsel;

          iv.  evidence of insurance coverage required by Section
14(e)(iv) of the Forbearance Agreement;

          v. evidence of payment of all outstanding property taxes;

          vi. an opinion of counsel satisfactory to the Agent and the Lenders that this Amendment and the Forbearance Agreement represents the legal, valid, and binding obligation of the Borrowers, enforceable against them in accordance with its terms; and

            vii. payment of all of the Lender's reasonable attorney's and consultant's fees through the date of execution hereof.

   87. Confirmation of Representations and Warranties. Each representation and warranty contained in the Amendment and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this Amendment, except for representations and warranties that explicitly relate to an earlier date. Each Borrower acknowledges and agrees that it is unconditionally liable for the full, prompt and complete performance and payment of all Obligations arising under the Loan Documents or otherwise, without defenses, counterclaims or setoffs of any kind or nature. The Agent and the Lenders, by entering into this Amendment, do not waive any rights and remedies they may have under the Loan Documents or otherwise, including, without limitation, arising or resulting from any existing Default or Event of Default, and all of such rights and remedies are hereby expressly reserved.

   98. Authority. Each Borrower represents and warrants that it is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of such Borrower or the rights of the Agent and Lenders hereunder or under any of the other Loan Documents. Each Borrower represents and warrants that the execution, delivery and performance of this Amendment is within the corporate powers of such Borrower, has been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of such Borrower, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. Each Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms.

   109. Miscellaneous. This Amendment shall be deemed to be a Loan Document. This Amendment supersedes all prior correspondence and discussions relating to the subject matter hereof. This Amendment shall be governed and construed under the laws of the State of New Hampshire and is subject to all the rights and waivers, including the waiver of jury trial, set forth in the Loan Documents. Except as expressly set forth herein, each Borrower confirms that the Loan Documents have not been amended or modified and, as amended hereby, continue in full force and effect.

    11.   Counterparts.   This  Agreement  may  be  executed   in
counterparts each of which shall be an original and all of which taken together shall constitute one and the same document.


     Executed as an instrument under seal by the parties or their respective duly authorized officers as of the date first written above.

                              BORROWERS:

                              WPI GROUP, INC.
                              WPI POWER SYSTEMS, INC.,
                              WPI MAGNETEC, INC.
                              WPI ELECTRONICS, INC.,
                              WPI OYSTER TERMIFLEX, INC.,
                              WPI MICRO PALM, INC.
                              WPI MICRO PROCESSOR SYSTEMS, INC.
                              WPI DECISIONKEY, INC.,
                              WPI UK HOLDING, INC.,
                              WPI UK HOLDING II, INC.,
                              WPI OYSTER TERMINALS, INC.,
                              WPI HUSKY TECHNOLOGY, INC., and
                              WPI INSTRUMENTS, INC.

____________________________  By: /s/ John Allard
____ Witness                     John Allard, for, on behalf of,
                                 and as Duly Authorized Officer
                                 or Agent of each of the above-
                                 named entities



                              AGENT AND LENDER:

                              FLEET NATIONAL BANK f/k/a Fleet
                              Bank-NH, as Agent and as a Lender

____________________________  By: /s/ Daniel D. Butler
____ Witness                     Name:_Daniel D. Butler
                                 Title:  _Banking Officer

                              OTHER LENDERS:

                              KEY CORPORATE CAPITAL INC.

____________________________  By: /s/ Mark KLeinhaut
____ Witness                     Name:_Mark Kleinhaut
                                 Title:  _Vice President


                              SOVEREIGN BANK

____________________________  By: /s/ Joseph Becker
____ Witness                     Name:_Joseph Becker

                                 Title:  _Senior Vice President

                              BANK OF NEW HAMPSHIRE

____________________________  By: /s/ David D. McGraw
____ Witness                      Name:_David D. McGraw
                                  Title:  _Vice President

                              FLEET NATIONAL BANK
                                 f/k/a BANKBOSTON, N.A.

____________________________  By: /s/ Daniel D. Butler
____ Witness                      Name:_Daniel D. Butler
                                  Title: Authorized Officer




                           SCHEDULE A

                   (Schedule of Obligations)*

Loans         Unpaid      Unpaid       Late      Incremental
              Principal   Interest     Charges   interest
              as of May   (other than  as of     attributable to
              15, 2000    the          May 15,   increasing the
                          incremental  2000      applicable rate
                          interest               to the Default
                          attributabl            Rate from and
                          e to                   after August
                          increasing             22, 1999, as of
                          the                    May 15, 2000
                          applicable
                          rate to the
                          Default
                          Rate from
                          and after
                          August 22,
                          1999) as of
                          May 15,
                          2000

Revolving     $4,480,848.87   $122,500.60  $8,685.16  $21,003.10
Loans
Swing Line    $0.00             $3,324.08    $168.03     $647.35
Loans
Term Loan A   $12,307,316.30  $314,342.35  $8,113.56   $55,298.63

Term Loan B   $11,279,594.39  $299,681.82  $7,690.98   $50,680.91

* Plus any attorneys' fees or other expenses subject to reimbursement by the Borrowers, whether incurred before or after the date hereof, and any subsequently accruing interest, costs, fees, or charges, and all figures are subject to adjustments to the Agent's or any Lender's records with respect to such Obligations, including, without limitation, adjustments for uncollected checks and misdirected credits.













Exhibit 10.2

                                  as of June 30, 2000

Fleet National Bank              Bank of New Hampshire
1155 Elm Street                  333 State Street
Manchester, NH 03101             Portsmouth, NH 03801
Attn: Daniel D. Butler,          Attn: David D. McGraw,
           Vice President            Vice President

Sovereign Bank                   Key Corporate Capital
50 Rowes Wharf-Suite 430         One Canal Plaza-Sixth
Boston, MA 02110                 Floor
Attn: Joseph Becker,             Portland, ME 04101
           Vice President        Attn: Mark Kleinhaut,
                                     Vice President

    Re:    Third Amendment to Forbearance Agreement and Credit
Agreement

Gentlemen:

      Reference is made to that Forbearance Agreement made as of the 24th day of January, 2000, as amended (as amended, the "Agreement") by and between, on one hand, WPI GROUP, INC., WPI ELECTRONICS, INC., WPI MAGNETEC, INC., WPI MICRO PALM, INC., WPI POWER SYSTEMS, INC., WPI TERMIFLEX, INC. f/k/a WPI Termiflex, Inc., WPI MICRO PROCESSOR SYSTEMS, INC., WPI DECISIONKEY, INC., WPI UK HOLDING II, INC., WPI OYSTER TERMINALS, INC., WPI INSTRUMENTS, INC., each a New Hampshire corporation, WPI HUSKY TECHNOLOGY, INC. f/k/a WPI Husky Computers, Inc., a Florida corporation (collectively, the "Borrowers"), FLEET NATIONAL BANK f/k/a Fleet Bank-NH, KEY CORPORATE CAPITAL INC., SOVEREIGN BANK, BANK OF NEW HAMPSHIRE, FLEET NATIONAL BANK f/k/a BankBoston, N.A. (each, individually, a Lender, and collectively, the "Lenders"), and FLEET NATIONAL BANK f/k/a Fleet Bank-NH, as Agent for the Lenders (the "Agent"), and the Credit Agreement dated as of August 3, 1998 among the Borrowers, the Agent, and the Lenders. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given such terms in the Forbearance Agreement.

      The Borrowers have requested that Lenders extend the Forbearance Period under the Agreement, and the Lenders have agreed to do so, on the terms and subject to the conditions hereof.

  1. Acknowledgment of Obligations.

     (b) By Borrowers. Each Borrower hereby acknowledges that it is unconditionally liable to the Lenders for the full and immediate payment of each of the obligations set forth at Schedule A hereto
and   incorporated  herein  by  reference,  plus  all  reasonable attorneys' fees and costs of collection incurred or that may be incurred in connection with such obligations by the Agent or the Lenders, and Borrowers are unconditionally liable to Lenders to pay and perform each of the other liabilities and obligations that may now or hereafter arise under the various documents executed or delivered by any Borrower evidencing or relating to
such    obligations   (collectively,   the   "Loan    Documents")
(hereinafter  all  such  obligations  are  referred  to  as   the
"Obligations"),   and  that  no  Borrower   has   any   defenses,
counterclaims or set-offs with respect to the full and  immediate
payment  of  any  or  all Obligations.   To  the  best  of  their
knowledge and without providing any opinion as to any legal issue, each Borrower hereby acknowledges and agrees that all of the Obligations, and each of them, are secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, provided, however, that each Borrower covenants and agrees that, to the extent that the Obligations are not secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, the Borrowers shall at their expense and upon Agent's request, duly execute and deliver, or cause to be duly executed or delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to cause such Obligations to be secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms.

      (b) No Further Commitments by Lender. The Borrowers further acknowledge that the Agent and Lenders have no existing commitments, obligations or agreements to advance credits or loans or make other financial accommodations to the Borrowers except as may be specifically set forth in the Forbearance Agreement, as modified by this Amendment.

   2. Amendment--Extension of Forbearance Period. Section 5(a) (Forbearance and Subordinated Indebtedness) of the Forbearance Agreement is hereby amended to replace the date "May 3, 2000" as it appears therein with the date "July 31, 2000" in lieu thereof.

   3. Line of Credit Reserve. The Borrowers agree that they did not satisfy the conditions precedent to require the release of the $100,000 2000 Reserve established under Section 4 of the Second Amendment to Forbearance Agreement and Credit Agreement dated as of May 3, 2000 (the "Second Amendment"), and that the 2000 Reserve therefore has not been released. The Borrowers have requested, and the Agent and the Lenders have agreed that, notwithstanding such failure, if the Sunrise Transaction Date (as defined below) has occurred on or before the first to occur of:
(a) the Forbearance Termination Date; or (b) July 31, 2000, the 2000 Reserve shall be released (but the Agent and the Lenders shall have no obligation to make the 2000 Reserve available for loans unless the Borrowers have satisfied all other conditions precedent to obtaining such loans). If on the other hand, the Sunrise Transaction Date has not occurred by the first to occur of the events specified in clauses (a) and (b) of this paragraph, then the Agent may apply the 2000 Reserve toward the Obligations as set forth in the Credit Agreement. The term "Sunrise Transaction Date" as used herein, shall mean the date on which the Borrowers have both: (a) reduced the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $17,500,000; and (b) obtained a commitment from Sunrise Capital Partners LLC to loan an additional $2,500,000 to the Borrowers to enable the Borrowers to reduce the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $15,000,000, on terms satisfactory to the Agent and the Lenders.

  4. Amendment Fee. The Borrowers acknowledge and agree that, as consideration for the Agent's and Lenders' agreements and commitments hereunder, the Borrowers shall pay an amendment fee of $100,000 (the "Third Amendment Fee") to the Agent, for
distribution pro rata to the Lenders in accordance with the amount of their Commitments, which Third Amendment Fee shall be fully earned by the Agent and the Lenders as of the execution of this Amendment, and shall be payable in three installments, as follows: (a) $25,000, on July 14, 2000; (b) $25,000, on July 21,
2000; and (c) $50,000, on July 31, 2000. In the event that the Sunrise Transaction Date occurs, then the Agent and the Lenders shall be deemed to have waived payment of those installments under clause (a), (b), or (c) hereof that are scheduled to first become due on or after the Sunrise Transaction Date.

  5. Certain Default Interest. In the event that the Sunrise Transaction Date occurs on or prior to July 31, 2000, then the Agent and the Lenders shall be deemed to have waived, effective as of the date of such reduction, the incremental interest attributable to increasing the applicable rate to the Default Rate that accrued, but is presently unpaid, from and after February 24, 2000 through and including the Sunrise Transaction Date. Nothing herein shall constitute a waiver or release of the Agent's or Lenders' rights to retain any payment, including any interest payment, that has already been made. If the Sunrise Transaction Date does not occur on or prior to July 31, 2000, the Loans shall continue to accrue interest at the Default Rate.

   6. Release of Claims. As of the date of the execution of this Amendment, each Borrower hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert against Agent or any Lender and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken or permitted prior to the execution of this Agreement with respect to the Obligations, the Loan Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any
Obligations; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Amendment, and the execution of this Amendment by the Agent and the Lenders, does not constitute an acknowledgment or admission by the Agent or any Lender of liability for any matter, or a precedent upon which liability may be asserted.

   7. Conditions Precedent. The obligation of the Lenders to enter into this Amendment is subject to satisfaction of the condition precedent that the Borrowers shall execute and deliver, or cause to be executed and delivered to Lender, the following on or before the date hereof:

            i. This Amendment, executed by all Borrowers, together with all schedules and exhibits hereto;

          ii. Payment of $25,000, to reimburse the Agent for its reasonable consultant's fees and reasonable attorneys' fees.

          iii. evidence that the execution, delivery and performance of this Amendment and the Forbearance Agreement by the Borrowers have been duly authorized by all necessary corporate action, including incumbency certificates of each Borrower, with authorizing resolutions and certified copies of articles of organization and by-laws, all in a form satisfactory to the Agent and all Lenders and their counsel;

          iv.  evidence of insurance coverage required by Section
14(e)(iv) of the Forbearance Agreement;

          v. evidence of payment of all outstanding property taxes; and

          vi. an opinion of counsel satisfactory to the Agent and the Lenders that this Amendment and the Forbearance Agreement represents the legal, valid, and binding obligation of the Borrowers, enforceable against them in accordance with its terms.

   8. Confirmation of Representations and Warranties. Each representation and warranty contained in the Amendment and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this Amendment, except for representations and warranties that explicitly relate to an earlier date. Each Borrower acknowledges and agrees that it is unconditionally liable for the full, prompt and complete performance and payment of all Obligations arising under the Loan Documents or otherwise, without defenses, counterclaims or setoffs of any kind or nature. The Agent and the Lenders, by entering into this Amendment, do not waive any rights and remedies they may have under the Loan Documents or otherwise, including, without limitation, arising or resulting from any existing Default or Event of Default, and all of such rights and remedies are hereby expressly reserved.

   9. Authority. Each Borrower represents and warrants that it is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of such Borrower or the rights of the Agent and Lenders hereunder or under any of the other Loan Documents. Each Borrower represents and warrants that the execution, delivery and performance of this Amendment is within the corporate powers of such Borrower, has been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of such Borrower, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. Each Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms.

   10. Miscellaneous. This Amendment shall be deemed to be a Loan Document. This Amendment supersedes all prior correspondence and discussions relating to the subject matter hereof. This Amendment shall be governed and construed under the laws of the State of New Hampshire and is subject to all the rights and waivers, including the waiver of jury trial, set forth in the Loan Documents. Except as expressly set forth herein, each Borrower confirms that the Loan Documents have not been amended or modified and, as amended hereby, continue in full force and effect.

    11.   Counterparts.   This  Agreement  may  be  executed   in
counterparts each of which shall be an original and all of which taken together shall constitute one and the same document.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     Executed as an instrument under seal by the parties or their respective duly authorized officers as of the date first written above.

                              BORROWERS:

                              WPI GROUP, INC.
                              WPI POWER SYSTEMS, INC.,
                              WPI MAGNETEC, INC.
                              WPI ELECTRONICS, INC.,
                              WPI TERMIFLEX, INC. f/k/a WPI
                              Oyster Termiflex, Inc.
                              WPI MICRO PALM, INC.
                              WPI MICRO PROCESSOR SYSTEMS, INC.
                              WPI DECISIONKEY, INC.,
                              WPI UK HOLDING, INC.,
                              WPI UK HOLDING II, INC.,
                              WPI OYSTER TERMINALS, INC.,
                              WPI HUSKY TECHNOLOGY, INC., and
                              WPI INSTRUMENTS, INC.

____________________________  By: /s/ John Powers
Witness                          John Powers, for, on behalf of,
                                 and as Duly Authorized Officer
                                 or Agent of each of the above-
                                 named entities



                              AGENT AND LENDER:

                              FLEET NATIONAL BANK f/k/a Fleet
                              Bank-NH, as Agent and as a Lender

____________________________  By: /s/ Daniel D. Butler
Witness                       Name:_Daniel D.Butler
                                 Title:Banking Officer

                              OTHER LENDERS:

                              KEY CORPORATE CAPITAL INC.

____________________________  By: /s/ Mark Kleinhaut_
                                 Name:_Mark Kleinhaut
                                 Title:  _Vice President

                              SOVEREIGN BANK

____________________________  By: /s/ Joseph Becker
____ Witness                      Name:_Joseph Becker
                                 Title:  _Senior Vice
                                 President


                              BANK OF NEW HAMPSHIRE

____________________________  By: /s/ David D.McGraw
____ Witness                     Name:_David D. McGraw
                                 Title:  _Vice President


                              FLEET NATIONAL BANK
                                 f/k/a BANKBOSTON, N.A.

____________________________  By: /s/ David D. Butler
____ Witness                  _______________________
                                 Name:_David D. Butler
                                 Butler___________________
                                 Title:  Authorized Officer
                          SCHEDULE A

                   (Schedule of Obligations)*

Loans         Unpaid      Unpaid       Late      Incremental
              Principal   Interest     Charges   interest
              as of July  (other than  as of     attributable to
              6, 2000     the          July 6,   increasing the
                          incremental  2000      applicable rate
                          interest               to the Default
                          attributabl            Rate from and
                          e to                   after August
                          increasing             22, 1999, as of
                          the                    July 6, 2000
                          applicable
                          rate to the
                          Default
                          Rate from
                          and after
                          August 22,
                          1999) as of
                          July 6,
                          2000

Revolving     $4,812,183.06  $86,155.47   $1,597.58  $33,716.33
Loans
Swing Line    $0.00          $ 2,450.50      $65.6    $1,024.35
Loans
Term Loan A   $11,809,445.76 $223,598.31   $4,446.72 $89,750.25
Term Loan B   $10,823,324.38 $212,820.89   $4,232.75 $82,255.72

* Plus any attorneys' fees or other expenses subject to reimbursement by the Borrowers, whether incurred before or after the date hereof, and any subsequently accruing interest, costs, fees, or charges, and all figures are subject to adjustments to the Agent's or any Lender's records with respect to such Obligations, including, without limitation, adjustments for uncollected checks and misdirected credits.